Earnings per share ("EPS")	12 Months Ended
Dec. 31, 2019
Earnings per share ("EPS")
Earnings per share ("EPS")

Note 20 – Earnings per share (“EPS”)

2019				2018
		Shares	Per Share		Shares	Per Share
	Net income	(in millions)	Amount	Net income	(in millions)	Amount
Basic EPS	$344.1	187.7	$1.83	$139.0	186.1	$0.75
Effect of dilutive securities	—	0.3	—	—	0.3	—
Diluted EPS	$344.1	188.0	$1.83	$139.0	186.4	$0.75

For the year ended December 31, 2019, a weighted average of 6,034 stock options (2018 – 103,893 stock options) was excluded in the computation of diluted EPS due to the strike price exceeding the average share price during the year. Further, a weighted average of 1,143 time-based RSUs (2018 – 17,523 stock options and 1,400 time-based RSUs) was excluded due to being anti-dilutive. RSUs totaling 65,972 (2018 - 69,442 RSUs) were excluded from the computation of diluted EPS due to the performance criteria for the vesting of the RSUs not being measurable as at December 31, 2019.